                                  EXHIBIT 32.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interland, Inc. (the "Company") on Form 10-Q for the period ending February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel J. Kocher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2004

                                               /s/ Joel J. Kocher
                                               ---------------------------------
                                               Joel J. Kocher
                                               Chairman of the Board, President,
                                               and Chief Executive Officer

                                       33